                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED ASSET MORTGAGE  INVESTMENTS II INC. (as company under a Pooling and Servicing  Agreement dated as of April 1, 2006 providing for, inter alia, the issuance of Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-2)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
--------------------------------------    --------------------------------------    ---------------------------------
   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                     New York, New York                                                   10179
--------------------------------------------------------------       ------------------------------------------------
           (Address of principal executive office)                                     (Zip Code)

                                                    212-272-2000
---------------------------------------------------------------------------------------------------------------------
                               (Registrant's telephone number, including area code )

                                                           N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                           [8-K - Opinions]

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On April 28, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns ALT-A Trust,
Mortgage Pass-Through Certificates, Series 2006-3, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006, among
Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and JPMorgan Chase Bank, National Association., as trustee.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits  (executed  copies):  The  following  execution  copies of  Exhibits  to the Form S-3  Registration
                           Statement of the Registrant are hereby filed:

                  5.1      Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

                  5.2      Opinion of In-House Counsel to Structured Asset Mortgage Investment II Inc.

                  8.1      Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

                  23.1     Consent of In-House  Counsel to Structured Asset Mortgage  Investment II Inc.  (included in opinion filed as
                           Exhibit 5.2)

                                                           [8-K - Opinions]

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC

                                                     By: /s/ Baron Silverstein
                                                     Name:  Baron Silverstein
                                                     Title:   Vice President

Dated:  April 28, 2006

                                                           [8-K - Opinions]

                                                    EXHIBIT INDEX

                                                               Description
             Exhibit Number

                 5.1                      Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

                 5.2                      Opinion of In-House Counsel to Structured Asset Mortgage Investment II Inc.

                 8.1                      Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

                23.1                      Consent of In-House Counsel to Structured Asset Mortgage Investment II Inc.
                                          (included in opinion filed as Exhibit 5.2)

                                                              EXHIBIT 5.1

                                                     April 28, 2006

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

     Re: Bear Stearns Alt-A Trust 2006-3, Mortgage Pass-Through Certificates 2006-3

Ladies and Gentlemen:

         At your request,  we have examined the Registration  Statement on Form S-3, filed by Structured Asset Mortgage  Investments II
Inc., a Delaware  corporation  (the  "Registrant"),  with the Securities and Exchange  Commission on March 10, 2006 (the  "Registration
Statement"),  in connection with the registration  under the Securities Act of 1933, as amended (the "Act") of Bear Stearns Alt-A Trust
2006-3,  Mortgage Pass-Through  Certificates 2006-3 (the  "Certificates").  The Certificates are issuable in series (each, a "Series").
The  Certificates of each Series will be issued pursuant to  documentation  more  particularly  described in the prospectus dated March
28,  2006  and the  prospectus  supplement  dated  April  27,  2006,  relating  to such  Series  (the  "Issuing  Documentation").  The
Certificates of each Series are to be sold as set forth in the Registration  Statement,  any amendment thereto,  and the prospectus and prospectus supplement relating to such Series.

         We have  examined  such  instruments,  documents  and records as we deemed  relevant  and  necessary as a basis of our opinion hereinafter  expressed.  In such  examination,  we have assumed the  following:  (a) the  authenticity  of original  documents  and the genuineness  of all  signatures;  (b) the  conformity  to the  originals of all  documents  submitted  to us as copies;  (c) the truth, accuracy and completeness of the  information,  representations  and warranties  contained in the records,  documents,  instruments and certificates we have reviewed;  and (d) the necessary  entity  authorization,  execution,  authentication,  payment and delivery of and under all documents, and the necessary entity power and authority with respect thereto.

         Based on such  examination  and the other  assumptions set forth herein,  we are of the opinion that the  Certificates of each
Series will be legally issued,  fully paid and non-assessable,  and the holders of the Certificates will be entitled to the benefits of the related Issuing Documentation,  except as enforcement thereof may be limited by applicable bankruptcy, insolvency,  reorganization, arrangement,  fraudulent conveyance,  moratorium,  or other laws relating to or affecting the rights of creditors generally and general principles of equity,  including without  limitation,  concepts of materiality,  reasonableness,  good faith and fair dealing,  and the possible  unavailability of specific  performance or injunctive  relief,  regardless of whether such  enforceability is considered in a proceeding  in equity or at law. We express no opinion  with respect to any series of  Certificates  for which we do not act as counsel to you.

         We hereby  consent to the  filing of this  opinion as an  exhibit  to the  Registration  Statement  and to the use of our name wherever  appearing in the Registration  Statement and the prospectus  contained  therein.  In giving such consent,  we do not consider that we are  "experts,"  within  the  meaning  of the term as used in the Act or the rules and  regulations  of the  Commission  issued thereunder, with respect to any part of the Registration Statement, including this opinion, as an exhibit or otherwise.

                                                     Very truly yours,

                                                     /s/ Orrick, Herrington & Sutcliffe LLP

                                                     ORRICK, HERRINGTON & SUTCLIFFE LLP

                                                 EXHIBIT 5.2

                                                                                April 28, 2006

Addressees Listed on Exhibit A

Re:      Structured Asset Mortgage Investment II Inc., Bear Stearns ALT-A Trust,
         Mortgage Pass-Through Certificates, Series 2006-3

Ladies and Gentlemen:

         I am the Vice President of Structured  Asset Mortgage  Investment II Inc., a Delaware  corporation  (the  "Company"),  and, in such capacity, I am familiar with the affairs of the Company.

         I am providing  this opinion in  connection  with the issuance and sale by the Company of Bear Stearns  ALT-A Trust,  Mortgage
Pass-Through  Certificates,  Series 2006-3 (the "Certificates"),  pursuant to the Pooling and Servicing Agreement, dated as of April 1,
2006 (the "Pooling and Servicing  Agreement"),  among the Company,  U.S. Bank National Association,  as trustee (the "Trustee"),  Wells
Fargo Bank,  National  Association  ("Wells  Fargo"),  as master servicer (in such capacity,  the "Master  Servicer") and as securities administrator (in such capacity,  the "Securities  Administrator) and EMC Mortgage  Corporation  ("EMC").  The Certificates  consist of fifty-two  classes  designated as the Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2, Class I-B-3,
Class R, Class R-X, Class B-IO, Class I-XP (together,  the "Group I Certificates"),  Class II-1A-1, Class II-1A-2, Class II-1X-1, Class
II-2A-1,  Class II-2A-2,  Class II-2X-1, Class II-3A-1, Class II-3A-2, Class II-3X-1, Class II-4A-1, Class II-4A-2, Class II-B-1, Class
II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-X-B1,  Class II-X-B2 and Class II-XP (together,  the "Group II
Certificates"),  Class III-1A-1,  Class III-1A-2, Class III-1X-1, Class III-2A-1, Class III-2A-2, Class III-2X-1, Class III-3A-1, Class
III-3A-2,  Class III-4A-1,  Class III-4A-2,  Class III-4X-1,  Class III-5A-1,  Class III-5A-2,  Class III-6A-1,  Class III-6A-2,  Class
III-B-1,  Class  III-B-2,  Class III-B-3,  Class  III-B-4,  Class  III-B-5, and Class III-B-6 (together,  the "Group III
Certificates").  The Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-1A-1,  Class II-1A-2,
Class II-1X-1,  Class II-2A-1,  Class  II-2A-2,  Class II-2X-1,  Class  II-3A-1,  Class II-3A-2,  Class II-3X-1,  Class II-4A-1,  Class
II-4A-2,  Class II-B-1, Class II-B-2,  Class II-B-3,  Class II-X-B1,  Class II-X-B2,  Class III-1A-1,  Class III-1A-2,  Class III-1X-1,
Class III-2A-1,  Class III-2A-2,  Class III-2X-1, Class III-3A-1, Class III-3A-2, Class III-4A-1, Class III-4A-2, Class III-4X-1, Class
III-5A-1,  Class III-5A-2,  Class III-6A-1,  Class III-6A-2,  Class III-B-1, Class III-B-2 and Class III-B-3 Certificates (the "Offered
Certificates")  are offered  pursuant to the  prospectus  supplement  dated April 27,  2006,  to the  prospectus  dated March 28, 2006
(collectively, the "Prospectus").

         The Certificates  will evidence in the aggregate  initial  undivided  ownership  interests of 100% in a trust fund (the "Trust
Fund")  consisting  primarily of a pool of adjustable  rate mortgage  loans secured by first liens on one- to  four-family  residential properties (the "Mortgage  Loans") held by Wells Fargo,  as custodian (in such capacity,  the  "Custodian"),  pursuant to the Custodial
Agreement,  dated as of April 28,  2006,  among the  Company,  the Master  Servicer,  the  Custodian  and the Trustee  (the  "Custodial
Agreement").

         The Company will sell the Offered  Certificates  to Bear Stearns & Co. Inc.  ("Bear")  pursuant to an  Underwriting  Agreement dated as of March  10,  2006 and the  related  Terms  Agreement,  dated as of April  27,  2006,  between  the  Company  and Bear  (the
"Underwriting Agreement").

         EMC acquired the Mortgage  Loans from various  originators  pursuant to various  purchase  agreements  or similar  agreements.
Primary  servicing of the Mortgage  Loans will be provided for in  accordance  with various sale and  servicing  agreements  or similar agreements,  each of which will be assigned  to the Trust  pursuant to the Pooling  and  Servicing  Agreement  and various  Assignment,
Assumption and Recognition  Agreements among the related servicer,  EMC and the Trustee;  provided,  however,  that EMC will retain the right to enforce the  representations  and warranties  made by the servicers  with respect to the related  Mortgage Loans against them.
EMC transferred  the Mortgage Loans to the Company  pursuant to the Mortgage Loan Purchase  Agreement,  dated as of April 28, 2006 (the
"Mortgage  Loan  Purchase  Agreement"),  in exchange for the cash  proceeds of the Offered  Certificates.  The Mortgage  Loan  Purchase
Agreement,  the Pooling and Servicing Agreement,  the Custodial Agreement and the Underwriting  Agreement are collectively  referred to herein as the  "Agreements."  Capitalized  terms not defined  herein have the  meanings  assigned to them in the Pooling and  Servicing
Agreement. This opinion letter is rendered pursuant to Section 6 of the Underwriting Agreement.

         I have examined copies of the Agreements,  the Certificate of Incorporation  of the Company and the By-Laws of the Company.  I
also have examined such  agreements,  certificates  of officers and  representatives  of the Company and others,  and other  documents, papers,  statutes  and  authorities  as I have  deemed  necessary  to form the basis of the  opinions  hereinafter  expressed.  In such examinations,  I have assumed the genuineness of all  signatures,  the  authenticity of all documents  submitted to me as originals and the  conformity  to original  documents of copies of documents  supplied to me. As to certain  matters of fact relevant to the opinions hereinafter  expressed,  I have relied solely upon statements and  certificates of the officers of the Company and others.  I have also assumed  (other than with respect to the Company) that the  Agreements  and all documents and  instruments  have been duly  authorized, executed  and  delivered  by all  parties  thereto,  that all such  parties  had the power and legal  right to execute  and deliver the
Agreements  and all such  documents and  instruments,  and that such  Agreements,  documents  and  instruments  are valid,  binding and enforceable obligations of such parties.

         I am  admitted  to the Bar of the State of New York,  and I express no opinion as to any laws other than the State of New York and the General  Corporation  Law of the State of Delaware  and, to the extent set forth  below,  the laws of the United  States.  This opinion is being given as of April 28, 2006 and I express no opinion as to events or conditions subsequent to such date.

         Based on the foregoing, I am of the opinion that:

1.       The Company is a corporation  duly  organized,  validly  existing and in good standing under the laws of the State of
         Delaware,  with full  corporate  power and  authority  to own its assets and conduct  its  business,  to execute,  deliver and perform the  Agreements  and all the  transactions  contemplated  thereby,  and the Company has taken all necessary  action to authorize the execution,  delivery and  performance of the  Agreements by it, and the  Agreements  have been duly  authorized, executed and delivered by it.

2.       The execution and delivery of the Agreements by the Company and the performance of its  obligations  under the Agreements will not  conflict  with any  provision  of any law or  regulation  to which the  Company is subject  or, or to my  knowledge,  any agreement or  instrument  to which the Company is a party or by which it is bound,  or any order or decree  applicable  to the
         Company or,  result in the creation or  imposition  of any lien on any of the  Company's  assets or  properties,  in each case which would  materially  and adversely  affect the ability of the Company to carry out the  transactions  contemplated  by the
         Agreements or, conflict with,  result in a breach of or constitute a default under any of the terms,  conditions or provisions of any of the Company's organizational documents.

3.       To my knowledge,  there is no action,  suit,  proceeding or investigation  pending to which the Company is a party in any court or by or before any other  government  agency or  instrumentality  (a) asserting the invalidity of the Agreements or
         (b) which would  materially and adversely  affect the performance by the Company of its obligations  under, or the validity or enforceability of, the Agreements.

4.       To my  knowledge,  the  Company  is not in  default  with  respect  to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Agreements.

5.       To my  knowledge,  no  consent,  approval,  authorization  or order of any  federal  court or  governmental  agency or body is required for the  consummation of the transactions  contemplated by the Agreements,  other than those which have been obtained by the Company.

         This opinion is furnished  solely for the benefit of the  Addressees  listed on Exhibit A in connection  with the  transaction referred to herein.  This letter may not be relied upon, used,  quoted,  circulated or otherwise referred to by any other person or for any other purpose  without my prior  written  approval;  provided,  however,  that Orrick,  Herrington & Sutcliffe LLP may rely on this opinion in connection with the rendering of their opinion in connection with the Agreements.

         I understand  that you will file this opinion with the  Securities  and Exchange  Commission as an exhibit to a Current Report on Form 8-K for incorporation into the Registration  Statement.  I hereby consent to the filing of this opinion with the Securities and
Exchange Commission.

                                                                                Very truly yours,

                                                                                /s/ Joseph T. Jurkowski, Jr.

                                                                                Joseph T. Jurkowski, Jr.
                                                                                Vice President

                                                             EXHIBIT A

Structured Asset Mortgage Investments II Inc.                Bear, Stearns & Co. Inc.
383 Madison Avenue                                           383 Madison Avenue
New York, New York 10179                                     New York, New York 10179

U.S. Bank National Association
4 New York Plaza, 6th  Floor
New York, New York 10004

                                                              EXHIBIT 8.1

                                                     April 28, 2006

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

     Re: Bear Stearns Alt-A Trust 2006-2, Mortgage Pass-Through Certificates 2006-3

Ladies and Gentlemen:

         We have advised  Structured Asset Mortgage  Investments II Inc. (the  "Registrant") with respect to certain federal income tax aspects of the issuance by the  Registrant of the Bear Stearns  Alt-A Trust  2006-3,  Mortgage  Pass-Through  Certificates  2006-3 (the
"Certificates")  issuable in series.  Such advice conforms to the description of selected federal income tax consequences to holders of the Certificates that appears under the heading "Federal Income Tax Consequences" in the prospectus (the  "Prospectus")  forming a part of the Registration  Statement on Form S-3 as filed by the Registrant with the Securities and Exchange  Commission under the Securities
Act of 1933, as amended (the "Act"),  on March 10, 2006 (the  "Registration  Statement").  Such description does not purport to discuss all possible income tax  ramifications of the proposed  issuance,  but with respect to those tax consequences  which are discussed,  in our opinion the  description  is accurate in all material  respects,  and we hereby  confirm and adopt that  description as our opinion herein.

         We hereby  consent to the  filing of this  opinion as an  exhibit  to the  Registration  Statement  and to the use of our name wherever  appearing in the Registration  Statement and the Prospectus  contained  therein.  In giving such consent,  we do not consider that we are  "experts,"  within  the  meaning  of the term as used in the Act or the rules and  regulations  of the  Commission  issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

                                                     Very truly yours,

                                                     /s/ Orrick, Herrington & Sutcliffe LLP

                                                     ORRICK, HERRINGTON & SUTCLIFFE LLP